EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BioFuel Energy, Corp. (the “Corporation”) on Form 10-Q for the quarterly period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott H. Pearce, President and Chief Executive Officer of the Corporation, certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

November 14, 2011

/s/ Scott Pearce
Scott H. Pearce
President and Chief Executive Officer